Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2016

The information included in the Financial Supplement is unaudited. This document should be read in conjunction with the Company’s Form 10-K which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Net income	$833	$812	$928	$866	$691	$664	$716	$943	$3,439	$3,014
Net income per share:
Basic	$2.58	$2.56	$3.00	$2.87	$2.33	$2.27	$2.48	$3.32	$10.99	$10.39
Diluted	$2.55	$2.53	$2.97	$2.83	$2.30	$2.24	$2.45	$3.28	$10.88	$10.28

Operating income	$827	$806	$918	$886	$698	$649	$701	$919	$3,437	$2,967
Operating income per share:
Basic	$2.56	$2.54	$2.96	$2.94	$2.35	$2.22	$2.43	$3.23	$10.99	$10.22
Diluted	$2.53	$2.52	$2.93	$2.90	$2.33	$2.20	$2.40	$3.20	$10.87	$10.12

Return on equity	13.4%	13.3%	15.4%	14.5%	11.6%	10.9%	11.6%	15.8%	14.2%	12.5%
Operating return on equity	14.5%	14.2%	16.2%	15.8%	12.5%	11.6%	12.5%	16.4%	15.2%	13.3%

Total assets, at period end	$102,691	$101,664	$102,110	$100,184	$101,680	$102,446	$102,787	$100,245	$100,184	$100,245
Total equity, at period end	$24,847	$24,121	$24,033	$23,598	$24,166	$24,714	$24,439	$23,221	$23,598	$23,221

Book value per share, at period end	$77.96	$77.51	$79.00	$79.75	$82.65	$85.73	$86.04	$83.05	$79.75	$83.05
Less: Net unrealized investment gains, net of tax	6.51	4.42	4.65	4.36	6.02	8.12	7.22	2.61	4.36	2.61
Adjusted book value per share, at period end	$71.45	$73.09	$74.35	$75.39	$76.63	$77.61	$78.82	$80.44	$75.39	$80.44

Weighted average number of common shares outstanding (basic)	320.8	314.8	307.6	299.7	294.2	290.1	286.0	282.1	310.6	288.1
Weighted average number of common shares outstanding and common stock equivalents (diluted)	324.5	318.0	311.0	303.3	297.9	293.6	289.8	285.1	313.9	291.0
Common shares outstanding at period end	318.7	311.2	304.2	295.9	292.4	288.3	284.1	279.6	295.9	279.6

Common stock dividends declared	$178	$194	$189	$183	$181	$197	$193	$191	$744	$762

Common stock repurchased:
Under Board of Directors authorization
Shares	5.6	7.9	7.3	8.8	5.1	4.9	4.7	6.6	29.6	21.3
Cost	$600	$800	$750	$1,000	$550	$550	$550	$750	$3,150	$2,400
Other
Shares	0.7	—	—	—	0.5	—	0.1	—	0.7	0.6
Cost	$72	$1	$—	$1	$59	$—	$12	$1	$74	$72

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Net income
Net income	$833	$812	$928	$866	$691	$664	$716	$943	$3,439	$3,014
Less: Net realized investment gains (losses), after-tax	6	6	10	(20)	(7)	15	15	24	2	47
Operating income	$827	$806	$918	$886	$698	$649	$701	$919	$3,437	$2,967

Basic earnings per share
Net income	$2.58	$2.56	$3.00	$2.87	$2.33	$2.27	$2.48	$3.32	$10.99	$10.39
Less: Net realized investment gains (losses), after-tax	0.02	0.02	0.04	(0.07)	(0.02)	0.05	0.05	0.09	—	0.17
Operating income	$2.56	$2.54	$2.96	$2.94	$2.35	$2.22	$2.43	$3.23	$10.99	$10.22

Diluted earnings per share
Net income	$2.55	$2.53	$2.97	$2.83	$2.30	$2.24	$2.45	$3.28	$10.88	$10.28
Less: Net realized investment gains (losses), after-tax	0.02	0.01	0.04	(0.07)	(0.03)	0.04	0.05	0.08	0.01	0.16
Operating income	$2.53	$2.52	$2.93	$2.90	$2.33	$2.20	$2.40	$3.20	$10.87	$10.12

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Basic and Diluted
Net income, as reported	$833	$812	$928	$866	$691	$664	$716	$943	$3,439	$3,014
Participating share-based awards - allocated income	(6)	(6)	(6)	(6)	(5)	(5)	(6)	(7)	(25)	(22)
Net income available to common shareholders - basic and diluted	$827	$806	$922	$860	$686	$659	$710	$936	$3,414	$2,992

Common Shares
Basic
Weighted average shares outstanding	320.8	314.8	307.6	299.7	294.2	290.1	286.0	282.1	310.6	288.1

Diluted
Weighted average shares outstanding	320.8	314.8	307.6	299.7	294.2	290.1	286.0	282.1	310.6	288.1
Weighted average effects of dilutive securities - stock options and performance shares	3.7	3.2	3.4	3.6	3.7	3.5	3.8	3.0	3.3	2.9
Diluted weighted average shares outstanding	324.5	318.0	311.0	303.3	297.9	293.6	289.8	285.1	313.9	291.0

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Revenues
Premiums	$5,888	$5,931	$6,032	$6,023	$5,981	$6,067	$6,209	$6,277	$23,874	$24,534
Net investment income	592	632	614	541	544	549	582	627	2,379	2,302
Fee income	114	115	116	115	117	119	116	106	460	458
Net realized investment gains (losses)	10	10	15	(32)	(9)	19	23	35	3	68
Other revenues	25	22	21	31	53	31	31	148	99	263
Total revenues	6,629	6,710	6,798	6,678	6,686	6,785	6,961	7,193	26,815	27,625

Claims and expenses
Claims and claim adjustment expenses	3,431	3,547	3,382	3,363	3,712	3,762	3,856	3,740	13,723	15,070
Amortization of deferred acquisition costs	963	963	987	972	971	989	1,012	1,013	3,885	3,985
General and administrative expenses	995	1,032	1,028	1,039	995	1,054	1,057	1,048	4,094	4,154
Interest expense	92	92	94	95	91	93	89	90	373	363
Total claims and expenses	5,481	5,634	5,491	5,469	5,769	5,898	6,014	5,891	22,075	23,572

Income before income taxes	1,148	1,076	1,307	1,209	917	887	947	1,302	4,740	4,053
Income tax expense	315	264	379	343	226	223	231	359	1,301	1,039
Net income	$833	$812	$928	$866	$691	$664	$716	$943	$3,439	$3,014

Other-than-temporary impairments (OTTI)
Total OTTI losses	$(4)	$(8)	$(14)	$(28)	$(28)	$(4)	$(4)	$(4)	$(54)	$(40)
OTTI losses recognized in net realized investment gains (losses)	$(3)	$(6)	$(14)	$(29)	$(18)	$(4)	$(4)	$(3)	$(52)	$(29)
OTTI gains (losses) recognized in other comprehensive income	$(1)	$(2)	$—	$1	$(10)	$—	$—	$(1)	$(2)	$(11)

Other statistics
Effective tax rate on net investment income	19.3%	20.5%	21.1%	18.7%	19.3%	19.4%	19.0%	21.3%	20.0%	19.8%
Net investment income (after-tax)	$478	$503	$484	$440	$439	$442	$472	$493	$1,905	$1,846

Catastrophes, net of reinsurance:
Pre-tax	$162	$221	$85	$46	$318	$333	$89	$137	$514	$877
After-tax	$106	$143	$56	$33	$207	$222	$58	$89	$338	$576

Prior year reserve development - favorable (unfavorable)
Pre-tax	$243	$207	$199	$292	$180	$288	$39	$264	$941	$771
After-tax	$158	$133	$132	$194	$119	$192	$27	$172	$617	$510

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Underwriting gain	$395	$353	$486	$491	$289	$248	$269	$393	$1,725	$1,199
Net investment income	478	503	484	440	439	442	472	493	1,905	1,846
Other income (expense), including interest expense	(46)	(50)	(52)	(45)	(30)	(41)	(40)	33	(193)	(78)
Operating income	827	806	918	886	698	649	701	919	3,437	2,967
Net realized investment gains (losses)	6	6	10	(20)	(7)	15	15	24	2	47
Net income	$833	$812	$928	$866	$691	$664	$716	$943	$3,439	$3,014

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	57.4%	58.9%	55.2%	55.0%	61.1%	61.1%	61.2%	58.8%	56.6%	60.5%
Underwriting expense ratio	31.5%	31.9%	31.7%	31.6%	31.2%	32.0%	31.7%	31.2%	31.7%	31.5%
Combined ratio	88.9%	90.8%	86.9%	86.6%	92.3%	93.1%	92.9%	90.0%	88.3%	92.0%
Combined ratio excluding incremental impact of direct to consumer initiative	88.5%	90.3%	86.4%	86.1%	92.0%	92.7%	92.5%	89.6%	87.8%	91.7%

Impact of catastrophes on combined ratio	2.7%	3.7%	1.4%	0.8%	5.3%	5.5%	1.4%	2.2%	2.1%	3.6%
Impact of prior year reserve development on combined ratio	-4.1%	-3.5%	-3.3%	-4.9%	-3.0%	-4.7%	-0.6%	-4.2%	-3.9%	-3.2%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Billing and policy fees and other	$23	$22	$20	$22	$22	$22	$23	$22	$87	$89
Fee income:
Loss and loss adjustment expenses	$42	$43	$44	$41	$44	$45	$44	$35	$170	$168
Underwriting expenses	72	72	72	74	73	74	72	71	290	290
Total fee income	$114	$115	$116	$115	$117	$119	$116	$106	$460	$458

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Revenues
Premiums	$5,888	$5,931	$6,032	$6,023	$5,981	$6,067	$6,209	$6,277	$23,874	$24,534
Net investment income	592	632	614	541	544	549	582	627	2,379	2,302
Fee income	114	115	116	115	117	119	116	106	460	458
Other revenues	25	22	21	31	53	31	31	148	99	263
Total revenues	6,619	6,700	6,783	6,710	6,695	6,766	6,938	7,158	26,812	27,557

Claims and expenses
Claims and claim adjustment expenses	3,431	3,547	3,382	3,363	3,712	3,762	3,856	3,740	13,723	15,070
Amortization of deferred acquisition costs	963	963	987	972	971	989	1,012	1,013	3,885	3,985
General and administrative expenses	995	1,032	1,028	1,039	995	1,054	1,057	1,048	4,094	4,154
Interest expense	92	92	94	95	91	93	89	90	373	363
Total claims and expenses	5,481	5,634	5,491	5,469	5,769	5,898	6,014	5,891	22,075	23,572

Operating income before income taxes	1,138	1,066	1,292	1,241	926	868	924	1,267	4,737	3,985
Income tax expense	311	260	374	355	228	219	223	348	1,300	1,018
Operating income	$827	$806	$918	$886	$698	$649	$701	$919	$3,437	$2,967

Other statistics
Effective tax rate on net investment income	19.3%	20.5%	21.1%	18.7%	19.3%	19.4%	19.0%	21.3%	20.0%	19.8%
Net investment income (after-tax)	$478	$503	$484	$440	$439	$442	$472	$493	$1,905	$1,846

Catastrophes, net of reinsurance:
Pre-tax	$162	$221	$85	$46	$318	$333	$89	$137	$514	$877
After-tax	$106	$143	$56	$33	$207	$222	$58	$89	$338	$576

Prior year reserve development - favorable (unfavorable)
Pre-tax	$243	$207	$199	$292	$180	$288	$39	$264	$941	$771
After-tax	$158	$133	$132	$194	$119	$192	$27	$172	$617	$510

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Statutory underwriting
Gross written premiums	$6,474	$6,542	$6,618	$6,148	$6,712	$6,688	$6,798	$6,297	$25,782	$26,495
Net written premiums	$5,897	$6,169	$6,191	$5,864	$6,166	$6,345	$6,389	$6,058	$24,121	$24,958

Net earned premiums	$5,888	$5,931	$6,032	$6,023	$5,981	$6,067	$6,209	$6,277	$23,874	$24,534
Losses and loss adjustment expenses	3,379	3,495	3,333	3,307	3,663	3,709	3,803	3,685	13,514	14,860
Underwriting expenses	1,890	1,949	1,947	1,867	1,932	2,009	2,001	1,926	7,653	7,868
Statutory underwriting gain	619	487	752	849	386	349	405	666	2,707	1,806
Policyholder dividends	9	10	10	12	10	11	11	16	41	48
Statutory underwriting gain after policyholder dividends	$610	$477	$742	$837	$376	$338	$394	$650	$2,666	$1,758

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,296	$40,273	$40,091	$39,782	$40,224	$39,797	$39,956	$39,904	$39,782	$39,904
Increase (decrease) in reserves	$(711)	$(23)	$(182)	$(309)	$442	$(427)	$159	$(52)	$(1,225)	$122
Statutory capital and surplus	$20,944	$20,851	$20,822	$20,567	$20,569	$20,634	$20,609	$20,759	$20,567	$20,759
Net written premiums/surplus (1)	1.14:1	1.15:1	1.16:1	1.17:1	1.19:1	1.19:1	1.20:1	1.20:1	1.17:1	1.20:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Written premiums
Gross	$6,474	$6,542	$6,618	$6,148	$6,712	$6,688	$6,798	$6,297	$25,782	$26,495
Ceded	(577)	(373)	(427)	(284)	(546)	(343)	(409)	(239)	(1,661)	(1,537)
Net	$5,897	$6,169	$6,191	$5,864	$6,166	$6,345	$6,389	$6,058	$24,121	$24,958

Earned premiums
Gross	$6,308	$6,356	$6,447	$6,443	$6,381	$6,487	$6,604	$6,665	$25,554	$26,137
Ceded	(420)	(425)	(415)	(420)	(400)	(420)	(395)	(388)	(1,680)	(1,603)
Net	$5,888	$5,931	$6,032	$6,023	$5,981	$6,067	$6,209	$6,277	$23,874	$24,534

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business and International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Revenues
Premiums	$3,620	$3,609	$3,653	$3,639	$3,599	$3,631	$3,692	$3,698	$14,521	$14,620
Net investment income	454	487	471	412	415	420	445	483	1,824	1,763
Fee income	111	111	112	111	114	115	111	102	445	442
Other revenues	8	5	5	5	33	8	10	125	23	176
Total revenues	4,193	4,212	4,241	4,167	4,161	4,174	4,258	4,408	16,813	17,001

Claims and expenses
Claims and claim adjustment expenses	2,265	2,238	2,229	2,127	2,299	2,385	2,380	2,126	8,859	9,190
Amortization of deferred acquisition costs	584	578	589	578	579	588	598	593	2,329	2,358
General and administrative expenses	654	674	675	683	663	696	697	690	2,686	2,746
Total claims and expenses	3,503	3,490	3,493	3,388	3,541	3,669	3,675	3,409	13,874	14,294

Operating income before income taxes	690	722	748	779	620	505	583	999	2,939	2,707
Income tax expense	175	179	202	213	144	112	126	277	769	659
Operating income	$515	$543	$546	$566	$476	$393	$457	$722	$2,170	$2,048

Other statistics
Effective tax rate on net investment income	19.4%	20.7%	21.5%	18.9%	19.4%	19.5%	18.7%	21.4%	20.2%	19.8%
Net investment income (after-tax)	$366	$386	$371	$334	$335	$337	$363	$378	$1,457	$1,413

Catastrophes, net of reinsurance:
Pre-tax	$99	$108	$39	$1	$148	$212	$72	$80	$247	$512
After-tax	$65	$70	$25	$4	$97	$143	$47	$52	$164	$339

Prior year reserve development - favorable (unfavorable)
Pre-tax	$77	$103	$49	$176	$93	$138	$19	$234	$405	$484
After-tax	$50	$65	$35	$118	$63	$94	$14	$152	$268	$323

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business and International Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Underwriting gain	$142	$155	$172	$227	$121	$48	$87	$263	$696	$519
Net investment income	366	386	371	334	335	337	363	378	1,457	1,413
Other income (expense)	7	2	3	5	20	8	7	81	17	116
Operating income	$515	$543	$546	$566	$476	$393	$457	$722	$2,170	$2,048

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	61.2%	60.6%	59.6%	57.0%	62.4%	64.2%	63.0%	56.3%	59.6%	61.4%
Underwriting expense ratio	32.1%	32.6%	32.6%	32.6%	32.4%	33.3%	33.1%	32.7%	32.5%	32.9%
Combined ratio	93.3%	93.2%	92.2%	89.6%	94.8%	97.5%	96.1%	89.0%	92.1%	94.3%

Impact of catastrophes on combined ratio	2.7%	2.9%	1.1%	0.0%	4.1%	5.8%	1.9%	2.2%	1.7%	3.5%
Impact of prior year reserve development on combined ratio	-2.1%	-2.8%	-1.4%	-4.8%	-2.6%	-3.8%	-0.5%	-6.3%	-2.8%	-3.3%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Billing and policy fees and other	$7	$6	$4	$6	$6	$6	$6	$6	$23	$24
Fee income:
Loss and loss adjustment expenses	$42	$43	$44	$41	$44	$45	$44	$35	$170	$168
Underwriting expenses	69	68	68	70	70	70	67	67	275	274
Total fee income	$111	$111	$112	$111	$114	$115	$111	$102	$445	$442

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Business and International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Statutory underwriting
Gross written premiums	$4,276	$4,027	$3,981	$3,783	$4,366	$3,997	$3,956	$3,717	$16,067	$16,036
Net written premiums	$3,797	$3,679	$3,590	$3,517	$3,914	$3,680	$3,583	$3,498	$14,583	$14,675

Net earned premiums	$3,620	$3,609	$3,653	$3,639	$3,599	$3,631	$3,692	$3,698	$14,521	$14,620
Losses and loss adjustment expenses	2,216	2,187	2,182	2,073	2,252	2,334	2,330	2,077	8,658	8,993
Underwriting expenses	1,206	1,192	1,178	1,151	1,236	1,231	1,203	1,173	4,727	4,843
Statutory underwriting gain	198	230	293	415	111	66	159	448	1,136	784
Policyholder dividends	7	8	7	9	8	9	9	9	31	35
Statutory underwriting gain after policyholder dividends	$191	$222	$286	$406	$103	$57	$150	$439	$1,105	$749

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Business and International Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Net written premiums by market
Domestic
Select Accounts	$722	$709	$654	$631	$724	$709	$657	$639	$2,716	$2,729
Middle Market	1,726	1,451	1,597	1,528	1,829	1,494	1,616	1,524	6,302	6,463
National Accounts	299	228	254	267	320	234	245	259	1,048	1,058
First Party	340	452	411	361	358	466	399	378	1,564	1,601
Specialized Distribution	268	300	277	266	286	302	263	243	1,111	1,094
Total Domestic	3,355	3,140	3,193	3,053	3,517	3,205	3,180	3,043	12,741	12,945
International	442	539	397	464	397	475	403	455	1,842	1,730
Total	$3,797	$3,679	$3,590	$3,517	$3,914	$3,680	$3,583	$3,498	$14,583	$14,675

Net written premiums by product line
Workers’ compensation	$1,142	$906	$957	$910	$1,198	$916	$939	$892	$3,915	$3,945
Commercial automobile	502	487	494	475	544	517	502	474	1,958	2,037
Commercial property	391	507	451	411	406	520	437	424	1,760	1,787
General liability	491	469	489	475	537	471	506	473	1,924	1,987
Commercial multi-peril	822	765	780	779	829	777	777	774	3,146	3,157
International	442	539	397	464	397	475	403	455	1,842	1,730
Other	7	6	22	3	3	4	19	6	38	32
Total	$3,797	$3,679	$3,590	$3,517	$3,914	$3,680	$3,583	$3,498	$14,583	$14,675

National Accounts
Additions to claim volume under administration (1)	$761	$536	$558	$667	$797	$545	$553	$661	$2,522	$2,556
Written fees	$114	$92	$91	$88	$115	$91	$87	$84	$385	$377

Certain prior period amounts have been restated to conform to the 2016 presentation.

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Bond & Specialty Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Revenues
Premiums	$504	$524	$539	$518	$508	$518	$529	$533	$2,085	$2,088
Net investment income	56	57	56	54	52	51	53	54	223	210
Other revenues	5	5	4	8	3	6	4	7	22	20
Total revenues	565	586	599	580	563	575	586	594	2,330	2,318

Claims and expenses
Claims and claim adjustment expenses	192	192	113	146	164	80	173	155	643	572
Amortization of deferred acquisition costs	94	97	104	98	96	98	102	101	393	397
General and administrative expenses	100	99	93	97	94	96	98	101	389	389
Total claims and expenses	386	388	310	341	354	274	373	357	1,425	1,358

Operating income before income taxes	179	198	289	239	209	301	213	237	905	960
Income tax expense	55	47	93	77	65	99	67	76	272	307
Operating income	$124	$151	$196	$162	$144	$202	$146	$161	$633	$653

Other statistics
Effective tax rate on net investment income	18.3%	18.6%	18.6%	17.6%	18.1%	18.1%	18.8%	19.0%	18.3%	18.5%
Net investment income (after-tax)	$46	$47	$45	$44	$42	$42	$43	$44	$182	$171

Catastrophes, net of reinsurance:
Pre-tax	$1	$1	$1	$—	$1	$3	$1	$1	$3	$6
After-tax	$—	$1	$1	$—	$—	$2	$1	$1	$2	$4

Prior year reserve development - favorable (unfavorable)
Pre-tax	$35	$40	$103	$80	$60	$150	$41	$75	$258	$326
After-tax	$23	$26	$67	$52	$39	$98	$26	$49	$168	$212

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Bond & Specialty Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Underwriting gain	$75	$101	$148	$113	$100	$156	$99	$113	$437	$468
Net investment income	46	47	45	44	42	42	43	44	182	171
Other income (expense)	3	3	3	5	2	4	4	4	14	14
Operating income	$124	$151	$196	$162	$144	$202	$146	$161	$633	$653

Combined ratio
Loss and loss adjustment expense ratio	37.6%	36.3%	20.6%	27.6%	31.9%	15.0%	32.3%	27.8%	30.4%	26.8%
Underwriting expense ratio	38.5%	37.4%	36.5%	37.5%	37.4%	37.4%	37.8%	37.9%	37.5%	37.6%
Combined ratio	76.1%	73.7%	57.1%	65.1%	69.3%	52.4%	70.1%	65.7%	67.9%	64.4%

Impact of catastrophes on combined ratio	0.1%	0.3%	0.1%	0.0%	0.1%	0.6%	0.2%	0.2%	0.2%	0.3%
Impact of prior year reserve development on combined ratio	-6.9%	-7.7%	-19.1%	-15.6%	-11.9%	-29.1%	-7.5%	-14.2%	-12.4%	-15.6%

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Bond & Specialty Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Statutory underwriting
Gross written premiums	$522	$537	$580	$514	$536	$549	$580	$518	$2,153	$2,183
Net written premiums	$478	$534	$565	$504	$492	$536	$566	$505	$2,081	$2,099

Net earned premiums	$504	$524	$539	$518	$508	$518	$529	$533	$2,085	$2,088
Losses and loss adjustment expenses	189	191	111	143	162	78	171	147	634	558
Underwriting expenses	196	199	202	188	195	198	205	196	785	794
Statutory underwriting gain	119	134	226	187	151	242	153	190	666	736
Policyholder dividends	2	2	3	3	2	2	2	7	10	13
Statutory underwriting gain after policyholder dividends	$117	$132	$223	$184	$149	$240	$151	$183	$656	$723

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Written Premiums - Bond & Specialty Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Net written premiums by product line
Fidelity & surety	$206	$259	$267	$220	$219	$255	$266	$221	$952	$961
General liability	226	236	247	243	227	240	246	241	952	954
Other	46	39	51	41	46	41	54	43	177	184
Total	$478	$534	$565	$504	$492	$536	$566	$505	$2,081	$2,099

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Revenues
Premiums	$1,764	$1,798	$1,840	$1,866	$1,874	$1,918	$1,988	$2,046	$7,268	$7,826
Net investment income	82	88	87	75	77	78	84	90	332	329
Fee income	3	4	4	4	3	4	5	4	15	16
Other revenues	12	12	9	15	14	14	14	14	48	56
Total revenues	1,861	1,902	1,940	1,960	1,968	2,014	2,091	2,154	7,663	8,227

Claims and expenses
Claims and claim adjustment expenses	974	1,117	1,040	1,090	1,249	1,297	1,303	1,459	4,221	5,308
Amortization of deferred acquisition costs	285	288	294	296	296	303	312	319	1,163	1,230
General and administrative expenses	234	252	252	250	230	255	254	249	988	988
Total claims and expenses	1,493	1,657	1,586	1,636	1,775	1,855	1,869	2,027	6,372	7,526

Operating income before income taxes	368	245	354	324	193	159	222	127	1,291	701
Income tax expense	116	71	113	102	54	43	64	30	402	191
Operating income	$252	$174	$241	$222	$139	$116	$158	$97	$889	$510

Other statistics
Effective tax rate on net investment income	19.6%	20.8%	20.9%	18.5%	19.5%	19.7%	21.0%	21.9%	20.0%	20.6%
Net investment income (after-tax)	$66	$70	$68	$62	$62	$63	$66	$71	$266	$262

Catastrophes, net of reinsurance:
Pre-tax	$62	$112	$45	$45	$169	$118	$16	$56	$264	$359
After-tax	$41	$72	$30	$29	$110	$77	$10	$36	$172	$233

Prior year reserve development - favorable (unfavorable)
Pre-tax	$131	$64	$47	$36	$27	$—	$(21)	$(45)	$278	$(39)
After-tax	$85	$42	$30	$24	$17	$—	$(13)	$(29)	$181	$(25)

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Underwriting gain	$178	$97	$166	$151	$68	$44	$83	$17	$592	$212
Net investment income	66	70	68	62	62	63	66	71	266	262
Other income (expense)	8	7	7	9	9	9	9	9	31	36
Operating income	$252	$174	$241	$222	$139	$116	$158	$97	$889	$510

Combined ratio (1)
Loss and loss adjustment expense ratio	55.2%	62.2%	56.5%	58.5%	66.7%	67.6%	65.5%	71.4%	58.1%	67.8%
Underwriting expense ratio	28.3%	28.9%	28.6%	28.2%	27.0%	28.1%	27.4%	26.8%	28.5%	27.3%
Combined ratio	83.5%	91.1%	85.1%	86.7%	93.7%	95.7%	92.9%	98.2%	86.6%	95.1%
Combined ratio excluding incremental impact of direct to consumer initiative	81.8%	89.4%	83.2%	85.0%	92.8%	94.6%	91.7%	97.1%	84.8%	94.1%

Impact of catastrophes on combined ratio	3.5%	6.2%	2.5%	2.4%	9.0%	6.2%	0.8%	2.8%	3.6%	4.5%
Impact of prior year reserve development on combined ratio	-7.5%	-3.5%	-2.6%	-1.9%	-1.4%	0.0%	1.1%	2.2%	-3.8%	0.5%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Billing and policy fees and other	$16	$16	$16	$16	$16	$16	$17	$16	$64	$65

Fee income	$3	$4	$4	$4	$3	$4	$5	$4	$15	$16

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Statutory underwriting
Gross written premiums	$1,676	$1,978	$2,057	$1,851	$1,810	$2,142	$2,262	$2,062	$7,562	$8,276
Net written premiums	$1,622	$1,956	$2,036	$1,843	$1,760	$2,129	$2,240	$2,055	$7,457	$8,184

Net earned premiums	$1,764	$1,798	$1,840	$1,866	$1,874	$1,918	$1,988	$2,046	$7,268	$7,826
Losses and loss adjustment expenses	974	1,117	1,040	1,091	1,249	1,297	1,302	1,461	4,222	5,309
Underwriting expenses	488	558	567	528	501	580	593	557	2,141	2,231
Statutory underwriting gain	$302	$123	$233	$247	$124	$41	$93	$28	$905	$286

Policies in force (in thousands)
Automobile	2,125	2,166	2,224	2,283	2,346	2,417	2,502	2,587	2,283	2,587
Homeowners and other	4,107	4,121	4,145	4,158	4,188	4,244	4,279	4,311	4,158	4,311

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Statutory underwriting

Gross written premiums	$828	$893	$938	$892	$939	$1,022	$1,099	$1,063	$3,551	$4,123
Net written premiums	$822	$890	$934	$888	$932	$1,018	$1,095	$1,058	$3,534	$4,103

Net earned premiums	$802	$827	$854	$878	$891	$925	$973	$1,019	$3,361	$3,808
Losses and loss adjustment expenses	516	582	585	640	626	703	751	945	2,323	3,025
Underwriting expenses	215	230	234	227	234	252	259	256	906	1,001
Statutory underwriting gain (loss)	$71	$15	$35	$11	$31	$(30)	$(37)	$(182)	$132	$(218)

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	64.4%	70.4%	68.5%	73.0%	70.3%	75.9%	77.1%	92.8%	69.1%	79.4%
Underwriting expense ratio	25.8%	26.1%	25.4%	25.1%	24.9%	25.4%	24.3%	23.9%	25.6%	24.6%
Combined ratio	90.2%	96.5%	93.9%	98.1%	95.2%	101.3%	101.4%	116.7%	94.7%	104.0%

Impact of catastrophes on combined ratio	0.0%	2.1%	0.1%	0.1%	2.0%	2.7%	0.3%	0.6%	0.5%	1.4%
Impact of prior year reserve development on combined ratio	-2.8%	-2.5%	-2.4%	-2.2%	-0.8%	0.0%	0.0%	3.9%	-2.5%	0.8%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$18	$—	$1	$19	$24	$4	$5	$19	$52
After-tax	$—	$12	$—	$—	$12	$16	$2	$4	$12	$34

Prior year reserve development - favorable (unfavorable)
Pre-tax	$22	$21	$21	$20	$7	$—	$—	$(40)	$84	$(33)
After-tax	$15	$14	$13	$13	$4	$—	$—	$(25)	$55	$(21)

Policies in force (in thousands)	2,021	2,057	2,106	2,157	2,212	2,275	2,350	2,428
Change from prior year quarter	1.8%	3.8%	5.8%	7.9%	9.5%	10.6%	11.6%	12.6%
Change from prior quarter	1.1%	1.8%	2.4%	2.4%	2.5%	2.8%	3.3%	3.3%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Billing and policy fees and other	$9	$8	$8	$9	$9	$9	$9	$9	$34	$36

Fee income	$2	$2	$2	$2	$2	$2	$2	$2	$8	$8

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Statutory underwriting

Gross written premiums	$795	$1,029	$1,052	$897	$803	$1,045	$1,075	$920	$3,773	$3,843
Net written premiums	$748	$1,010	$1,035	$894	$760	$1,036	$1,058	$918	$3,687	$3,772

Net earned premiums	$914	$920	$930	$929	$920	$926	$942	$949	$3,693	$3,737
Losses and loss adjustment expenses	425	498	414	407	578	541	493	447	1,744	2,059
Underwriting expenses	236	289	291	263	236	297	301	272	1,079	1,106
Statutory underwriting gain	$253	$133	$225	$259	$106	$88	$148	$230	$870	$572

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	46.5%	54.2%	44.6%	43.8%	62.8%	58.4%	52.3%	47.2%	47.2%	55.1%
Underwriting expense ratio	27.9%	28.8%	28.8%	28.8%	27.6%	29.5%	29.2%	28.9%	28.6%	28.8%
Combined ratio	74.4%	83.0%	73.4%	72.6%	90.4%	87.9%	81.5%	76.1%	75.8%	83.9%

Impact of catastrophes on combined ratio	6.7%	10.1%	4.7%	4.7%	16.0%	9.7%	1.2%	5.2%	6.5%	8.0%
Impact of prior year reserve development on combined ratio	-11.8%	-4.6%	-2.8%	-1.6%	-1.8%	0.0%	2.0%	0.5%	-5.2%	0.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$61	$93	$43	$44	$147	$91	$11	$49	$241	$298
After-tax	$40	$60	$28	$29	$96	$59	$7	$31	$157	$193

Prior year reserve development - favorable (unfavorable)
Pre-tax	$108	$43	$26	$15	$17	$—	$(19)	$(5)	$192	$(7)
After-tax	$70	$28	$17	$10	$11	$—	$(12)	$(4)	$125	$(5)

Policies in force (in thousands)	4,008	4,017	4,034	4,042	4,068	4,117	4,146	4,174
Change from prior year quarter	-3.3%	-2.3%	-0.9%	0.2%	1.5%	2.5%	2.8%	3.3%
Change from prior quarter	-0.6%	0.2%	0.4%	0.2%	0.6%	1.2%	0.7%	0.7%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Billing and policy fees and other	$7	$7	$7	$6	$7	$6	$6	$7	$27	$26

Fee income	$1	$2	$2	$2	$2	$2	$2	$1	$7	$7

Certain prior period amounts have been restated to conform to the 2016 presentation.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Net written premiums
Automobile	$38	$38	$47	$43	$51	$53	$63	$57	$166	$224
Homeowners and other	14	18	20	18	17	22	24	22	70	85
Total net written premiums	$52	$56	$67	$61	$68	$75	$87	$79	$236	$309

Revenues
Premiums	$48	$51	$56	$59	$63	$67	$73	$78	$214	$281
Other revenues	—	1	—	1	—	1	1	1	2	3
Total revenues	48	52	56	60	63	68	74	79	216	284

Claims and expenses
Claims and claim adjustment expenses	32	39	39	45	45	53	59	68	155	225
Amortization of deferred acquisition costs	1	1	2	1	1	2	2	1	5	6
General and administrative expenses	37	38	41	37	30	30	32	29	153	121
Total claims and expenses	70	78	82	83	76	85	93	98	313	352

Operating loss before income taxes	(22)	(26)	(26)	(23)	(13)	(17)	(19)	(19)	(97)	(68)
Income taxes	(8)	(9)	(9)	(8)	(5)	(5)	(7)	(7)	(34)	(24)
Operating loss	$(14)	$(17)	$(17)	$(15)	$(8)	$(12)	$(12)	$(12)	$(63)	$(44)

Other statistics
Policies in force (in thousands)
Automobile	104	109	118	126	134	142	152	159
Homeowners and other	99	104	111	116	120	127	133	137

Catastrophes, net of reinsurance:
Pre-tax	$1	$1	$2	$—	$3	$3	$1	$2	$4	$9
After-tax	$1	$—	$2	$—	$2	$2	$1	$1	$3	$6

Prior year reserve development - favorable (unfavorable)
Pre-tax	$1	$—	$—	$1	$3	$—	$(2)	$—	$2	$1
After-tax	$—	$—	$—	$1	$2	$—	$(1)	$—	$1	$1

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Revenues
Other revenues	$—	$—	$3	$3	$3	$3	$3	$2	$6	$11

Claims and expenses
Interest expense	92	92	94	95	91	93	89	90	373	363
General and administrative expenses	7	7	8	9	8	7	8	8	31	31
Total claims and expenses	99	99	102	104	99	100	97	98	404	394

Operating loss before income tax benefit	(99)	(99)	(99)	(101)	(96)	(97)	(94)	(96)	(398)	(383)
Income taxes	(35)	(37)	(34)	(37)	(35)	(35)	(34)	(35)	(143)	(139)
Operating loss	$(64)	$(62)	$(65)	$(64)	$(61)	$(62)	$(60)	$(61)	$(255)	$(244)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	December 31,	December 31,
	2016 (1)	2015

Assets
Fixed maturities, available for sale, at fair value (amortized cost $59,650 and $58,878)	$60,515	$60,658
Equity securities, available for sale, at fair value (cost $504 and $528)	732	705
Real estate investments	928	989
Short-term securities	4,865	4,671
Other investments	3,448	3,447
Total investments	70,488	70,470

Cash	307	380
Investment income accrued	630	642
Premiums receivable	6,722	6,437
Reinsurance recoverables	8,287	8,910
Ceded unearned premiums	589	656
Deferred acquisition costs	1,923	1,849
Deferred taxes	465	296
Contractholder receivables	4,609	4,374
Goodwill	3,580	3,573
Other intangible assets	268	279
Other assets	2,377	2,318
Total assets	$100,245	$100,184

	December 31,	December 31,
	2016 (1)	2015

Liabilities
Claims and claim adjustment expense reserves	$47,949	$48,295
Unearned premium reserves	12,329	11,971
Contractholder payables	4,609	4,374
Payables for reinsurance premiums	273	296
Debt	6,437	6,344
Other liabilities	5,427	5,306
Total liabilities	77,024	76,586

Shareholders’ equity
Common stock (1,750.0 shares authorized; 279.6 and 295.9 shares issued and outstanding)	22,614	22,172
Retained earnings	32,196	29,945
Accumulated other comprehensive loss	(755)	(157)
Treasury stock, at cost (489.5 and 467.6 shares)	(30,834)	(28,362)
Total shareholders’ equity	23,221	23,598
Total liabilities and shareholders’ equity	$100,245	$100,184

(1)  Preliminary.

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2016	Yield (1)	2015	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$28,895	3.17%	$29,612	3.30%
Tax-exempt fixed maturities	31,620	3.25%	31,046	3.58%
Total fixed maturities	60,515	3.21%	60,658	3.44%

Non-redeemable preferred stocks	129	5.37%	162	5.73%
Public common stocks	603		543
Total equity securities	732		705

Real estate investments	928		989

Short-term securities	4,865	0.74%	4,671	0.37%

Private equities	2,049		2,056
Hedge funds	339		416
Real estate partnerships	644		626
Other investments	416		349
Total other investments	3,448		3,447

Total investments	$70,488		$70,470

Net unrealized investment gains, net of tax, included in shareholders’ equity	$730		$1,289

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	December 31,	December 31,
	2016	2015
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,035	$2,194
Obligations of states and political subdivisions:
Pre-refunded	5,157	6,060
All other	26,753	25,351
Total	31,910	31,411
Debt securities issued by foreign governments	1,662	1,873
Mortgage-backed securities - principally obligations of U.S. Government agencies	1,708	1,981
Corporates (including redeemable preferreds)	23,200	23,199
Total fixed maturities	$60,515	$60,658

Fixed Maturities

Quality Characteristics (1)

	December 31, 2016
	Amount	% of Total
Quality Ratings
Aaa	$25,795	42.6%
Aa	17,456	28.9
A	8,368	13.8
Baa	7,139	11.8
Total investment grade	58,758	97.1
Ba	1,066	1.8
B	432	0.7
Caa and lower	259	0.4
Total below investment grade	1,757	2.9
Total fixed maturities	$60,515	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.2

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc. Investment Income ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Gross investment income
Fixed maturities	$531	$526	$516	$518	$503	$497	$490	$491	$2,091	$1,981
Short-term securities	2	3	3	4	6	7	7	9	12	29
Other	69	113	105	30	44	53	95	138	317	330
	602	642	624	552	553	557	592	638	2,420	2,340
Investment expenses	10	10	10	11	9	8	10	11	41	38
Net investment income, pre-tax	592	632	614	541	544	549	582	627	2,379	2,302
Income taxes	114	129	130	101	105	107	110	134	474	456
Net investment income, after-tax	$478	$503	$484	$440	$439	$442	$472	$493	$1,905	$1,846

Effective tax rate	19.3%	20.5%	21.1%	18.7%	19.3%	19.4%	19.0%	21.3%	20.0%	19.8%

Average invested assets (1)	$70,722	$70,291	$70,569	$70,756	$69,926	$70,033	$70,110	$70,697	$70,627	$70,246

Average yield pre-tax (1)	3.3%	3.6%	3.5%	3.1%	3.1%	3.1%	3.3%	3.5%	3.4%	3.3%
Average yield after-tax	2.7%	2.9%	2.7%	2.5%	2.5%	2.5%	2.7%	2.8%	2.7%	2.6%

(1)  Excludes net unrealized investment gains, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Net realized investment gains (losses)
Fixed maturities	$17	$14	$30	$7	$4	$21	$11	$8	$68	$44
Equity securities	—	(1)	(10)	(20)	(5)	2	2	3	(31)	2
Other (1)	(7)	(3)	(5)	(19)	(8)	(4)	10	24	(34)	22
Realized investment gains (losses) before tax	10	10	15	(32)	(9)	19	23	35	3	68
Related taxes	4	4	5	(12)	(2)	4	8	11	1	21
Net realized investment gains (losses)	$6	$6	$10	$(20)	$(7)	$15	$15	$24	$2	$47

Gross investment gains (1)	$71	$102	$108	$96	$120	$150	$68	$141	$377	$479
Gross investment losses before impairments (1)	(58)	(86)	(79)	(99)	(111)	(127)	(41)	(103)	(322)	(382)
Net investment gains (losses) before impairments	13	16	29	(3)	9	23	27	38	55	97
Other-than-temporary impairment losses	(3)	(6)	(14)	(29)	(18)	(4)	(4)	(3)	(52)	(29)
Net realized investment gains (losses) before tax	10	10	15	(32)	(9)	19	23	35	3	68
Related taxes	4	4	5	(12)	(2)	4	8	11	1	21
Net realized investment gains (losses)	$6	$6	$10	$(20)	$(7)	$15	$15	$24	$2	$47

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2015	2015	2015	2015	2016	2016	2016	2016

Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$2,853	$1,830	$1,983	$1,780	$2,495	$3,336	$2,887	$865
Equity securities & other	319	274	183	194	198	249	248	247
Unrealized investment gains before tax	3,172	2,104	2,166	1,974	2,693	3,585	3,135	1,112
Related taxes	1,096	728	752	685	934	1,244	1,086	382

Balance, end of period	$2,076	$1,376	$1,414	$1,289	$1,759	$2,341	$2,049	$730

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$44	$56	$47	$44	$30	$31	$36	$45	$191	$142
Gross investment Treasury future losses	$54	$47	$61	$34	$49	$42	$33	$20	$196	$144

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	December 31,	December 31,
	2016	2015
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$3,181	$3,848
Allowance for uncollectible reinsurance	(116)	(157)
Net reinsurance recoverables (i)	3,065	3,691
Mandatory pools and associations (ii)	2,054	2,015
Structured settlements (iii)	3,168	3,204
Total reinsurance recoverables	$8,287	$8,910

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	December 31,
Reinsurer	Predominant Reinsurer	2016
Swiss Re Group	A+ second highest of 16 ratings	$367
Berkshire Hathaway	A++ highest of 16 ratings	245
Sompo Japan Nipponkoa Group	A+ second highest of 16 ratings	205
Munich Re Group	A+ second highest of 16 ratings	185
XL Capital Group	A third highest of 16 ratings	145

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at December 31, 2016, after deducting mandatory pools and associations and structured settlement balances, $2.4 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 21% of net recoverables from reinsurers were comprised of the following:  5% related to the Company’s participation in voluntary pools, 13% related to recoverables from captive insurance companies and 3% were balances from other companies not rated by A.M. Best Company.  In addition, $1.0 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at December 31, 2016.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	December 31,
Group	Predominant Insurer	2016
Fidelity and Guaranty Life (1)	B++ fifth highest of 16 ratings	$881
Metlife (2)	A third highest of 16 ratings	390
Genworth Financial Group (3)	B++ fifth highest of 16 ratings	378
John Hancock Group	A+ second highest of 16 ratings	295
Symetra Financial Corporation	A third highest of 16 ratings	267

(1)  Fidelity and Guaranty Life (FGL) has entered into a definitive merger agreement with Anbang Insurance Group Co., Ltd. whereby Anbang will acquire all of the outstanding shares of FGL. A.M. Best’s ratings of FGL were placed under review with developing implications following the announcement of the merger agreement.  The Company does not have any structured settlements with Anbang.

(2)  MetLife Inc. previously announced a plan to pursue the separation of a substantial portion of its U.S. Retail segment into an entity to be named Brighthouse Financial, Inc.  Brighthouse will include MetLife Insurance Company USA, which holds the majority of the structured settlement annuities that the Company has with MetLife.  On October 7, 2016, A.M. Best downgraded MetLife Insurance Company USA’s financial strength rating to A (Excellent) from A+ (Superior), with a stable outlook.

(3)  On October 23, 2016, Genworth Financial (Genworth) announced that they have entered into a definitive agreement under which China Oceanwide Holdings Group Co., Ltd. (China Oceanwide) has agreed to acquire all of the outstanding shares of Genworth. The transaction, which has been approved by both companies’ boards of directors, is expected to close by the middle of 2017, subject to the requisite approval by Genworth’s stockholders as well as certain other closing conditions, including the receipt of regulatory approvals.  China Oceanwide is a privately held, family owned international financial holding group headquartered in Beijing, China.  Following the announcement A.M. Best affirmed the financial strength rating of Genworth Life & Annuity Insurance Company at B++ (Good), and downgraded Genworth Life Insurance Company and Genworth Life Insurance Company of New York from B++ (Good) to B (Fair) and placed all ratings under review with negative implications.

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016
Statutory Reserves for Losses and Loss Adjustment Expenses

Business and International Insurance
Beginning of period	$34,568	$33,924	$33,905	$33,856	$33,669	$34,002	$33,632	$33,801	$34,568	$33,669
Incurred	2,216	2,187	2,182	2,073	2,252	2,334	2,330	2,077	8,658	8,993
Paid	(2,616)	(2,291)	(2,075)	(2,173)	(2,020)	(2,642)	(2,137)	(2,213)	(9,155)	(9,012)
Foreign exchange and other	(244)	85	(156)	(87)	101	(62)	(24)	(84)	(402)	(69)
End of period	$33,924	$33,905	$33,856	$33,669	$34,002	$33,632	$33,801	$33,581	$33,669	$33,581

Bond & Specialty Insurance
Beginning of period	$3,239	$3,228	$3,212	$3,142	$3,030	$3,020	$2,927	$2,881	$3,239	$3,030
Incurred	189	191	111	143	162	78	171	147	634	558
Paid	(200)	(207)	(181)	(255)	(172)	(168)	(217)	(201)	(843)	(758)
Foreign exchange and other	—	—	—	—	—	(3)	—	(1)	—	(4)
End of period	$3,228	$3,212	$3,142	$3,030	$3,020	$2,927	$2,881	$2,826	$3,030	$2,826

Personal Insurance
Beginning of period	$3,200	$3,144	$3,156	$3,093	$3,083	$3,202	$3,238	$3,274	$3,200	$3,083
Incurred	974	1,117	1,040	1,091	1,249	1,297	1,302	1,461	4,222	5,309
Paid	(1,030)	(1,105)	(1,103)	(1,101)	(1,130)	(1,261)	(1,266)	(1,238)	(4,339)	(4,895)
End of period	$3,144	$3,156	$3,093	$3,083	$3,202	$3,238	$3,274	$3,497	$3,083	$3,497

Total
Beginning of period	$41,007	$40,296	$40,273	$40,091	$39,782	$40,224	$39,797	$39,956	$41,007	$39,782
Incurred	3,379	3,495	3,333	3,307	3,663	3,709	3,803	3,685	13,514	14,860
Paid	(3,846)	(3,603)	(3,359)	(3,529)	(3,322)	(4,071)	(3,620)	(3,652)	(14,337)	(14,665)
Foreign exchange and other	(244)	85	(156)	(87)	101	(65)	(24)	(85)	(402)	(73)
End of period	$40,296	$40,273	$40,091	$39,782	$40,224	$39,797	$39,956	$39,904	$39,782	$39,904

Prior Year Reserve Development: Unfavorable (Favorable)

Business and International Insurance
Asbestos	$—	$—	$224	$—	$—	$—	$225	$—	$224	$225
Environmental	—	72	—	—	—	82	—	—	72	82
All other	(77)	(175)	(273)	(176)	(93)	(220)	(244)	(234)	(701)	(791)
Total Business and International Insurance (1)	(77)	(103)	(49)	(176)	(93)	(138)	(19)	(234)	(405)	(484)

Bond & Specialty Insurance	(35)	(40)	(103)	(80)	(60)	(150)	(41)	(75)	(258)	(326)

Personal Insurance	(131)	(64)	(47)	(36)	(27)	—	21	45	(278)	39
Total	$(243)	$(207)	$(199)	$(292)	$(180)	$(288)	$(39)	$(264)	$(941)	$(771)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Asbestos reserves
Beginning reserves:
Gross	$2,520	$1,959	$1,856	$2,086	$1,989	$1,937	$1,317	$1,597	$2,520	$1,989
Ceded	(163)	(123)	(122)	(190)	(179)	(164)	(83)	(195)	(163)	(179)
Net	2,357	1,836	1,734	1,896	1,810	1,773	1,234	1,402	2,357	1,810
Incurred losses and loss expenses:
Gross	—	—	313	—	—	—	355	—	313	355
Ceded	—	—	(89)	—	—	—	(130)	—	(89)	(130)
Paid loss and loss expenses:
Gross	560	104	83	96	52	619	75	85	843	831
Ceded	(40)	(1)	(22)	(10)	(15)	(81)	(18)	(9)	(73)	(123)
Foreign exchange and other:
Gross	(1)	1	—	(1)	—	(1)	—	—	(1)	(1)
Ceded	—	—	(1)	1	—	—	—	—	—	—
Ending reserves:
Gross	1,959	1,856	2,086	1,989	1,937	1,317	1,597	1,512	1,989	1,512
Ceded	(123)	(122)	(190)	(179)	(164)	(83)	(195)	(186)	(179)	(186)
Net	$1,836	$1,734	$1,896	$1,810	$1,773	$1,234	$1,402	$1,326	$1,810	$1,326

Environmental reserves
Beginning reserves:
Gross	$353	$341	$406	$393	$375	$366	$439	$411	$353	$375
Ceded	(7)	(6)	(15)	(15)	(14)	(14)	(18)	(17)	(7)	(14)
Net	346	335	391	378	361	352	421	394	346	361
Incurred losses and loss expenses:
Gross	—	81	—	—	—	87	—	—	81	87
Ceded	—	(9)	—	—	—	(5)	—	—	(9)	(5)
Paid loss and loss expenses:
Gross	11	15	13	17	10	14	28	15	56	67
Ceded	(1)	—	—	—	—	(1)	(1)	(4)	(1)	(6)
Foreign exchange and other:
Gross	(1)	(1)	—	(1)	1	—	—	(1)	(3)	—
Ceded	—	—	—	1	—	—	—	—	1	—
Ending reserves:
Gross	341	406	393	375	366	439	411	395	375	395
Ceded	(6)	(15)	(15)	(14)	(14)	(18)	(17)	(13)	(14)	(13)
Net	$335	$391	$378	$361	$352	$421	$394	$382	$361	$382

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	December 31,	December 31,
	2016	2015
Debt
Short-term debt
Commercial paper	$100	$100
5.75% Senior notes due December 15, 2017 (1)	450	—
6.25% Senior notes due June 20, 2016	—	400
Total short-term debt	550	500

Long-term debt
5.75% Senior notes due December 15, 2017 (1)	—	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	—
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (2)	107	107
Total long-term debt	5,911	5,861
Unamortized fair value adjustment	47	49
Unamortized debt issuance costs	(71)	(66)
	5,887	5,844
Total debt	6,437	6,344

Common equity (excluding net unrealized investment gains, net of tax)	22,491	22,309
Total capital (excluding net unrealized investment gains, net of tax)	$28,928	$28,653
Total debt to capital (excluding net unrealized investment gains, net of tax)	22.3%	22.1%

(1)  Redeemable anytime with “make-whole” premium.

(2)  Redeemable anytime prior to March 15, 2017 with make-whole premium. Redeemable anytime on or after March 15, 2017 at par.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory Capital and Surplus to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	December 31,	December 31,
	2016 (1)	2015

Statutory capital and surplus	$20,759	$20,567

GAAP adjustments

Goodwill and intangible assets	3,684	3,687

Investments	1,273	2,258

Noninsurance companies	(4,559)	(4,688)

Deferred acquisition costs	1,923	1,849

Deferred federal income tax	(1,038)	(1,269)

Current federal income tax	(31)	(23)

Reinsurance recoverables	69	109

Furniture, equipment & software	690	672

Agents balances	156	153

Other	295	283

Total GAAP adjustments	2,462	3,031

GAAP shareholders’ equity	$23,221	$23,598

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Cash flows from operating activities
Net income	$833	$812	$928	$866	$691	$664	$716	$943	$3,439	$3,014
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(10)	(10)	(15)	32	9	(19)	(23)	(35)	(3)	(68)
Depreciation and amortization	225	204	191	198	213	200	211	202	818	826
Deferred federal income tax expense	133	9	(37)	12	105	(30)	(46)	81	117	110
Amortization of deferred acquisition costs	963	963	987	972	971	989	1,012	1,013	3,885	3,985
Equity in income from other investments	(43)	(91)	(80)	(4)	(17)	(27)	(70)	(118)	(218)	(232)
Premiums receivable	(258)	(228)	186	115	(393)	(174)	227	54	(185)	(286)
Reinsurance recoverables	69	194	(16)	25	126	190	(68)	362	272	610
Deferred acquisition costs	(987)	(1,004)	(1,007)	(922)	(1,014)	(1,048)	(1,034)	(965)	(3,920)	(4,061)
Claims and claim adjustment expense reserves	(561)	(265)	(48)	(201)	226	(613)	248	(118)	(1,075)	(257)
Unearned premium reserves	185	177	180	(294)	328	203	194	(353)	248	372
Other	(350)	(85)	530	(39)	(395)	108	403	73	56	189
Net cash provided by operating activities	199	676	1,799	760	850	443	1,770	1,139	3,434	4,202

Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,830	2,484	3,491	2,311	1,748	2,025	2,875	2,327	11,116	8,975
Proceeds from sales of investments:
Fixed maturities	906	320	329	395	421	318	126	552	1,950	1,417
Equity securities	11	17	10	21	14	24	33	21	59	92
Real estate investments	7	3	5	16	69	—	—	—	31	69
Other investments	146	208	151	208	186	157	226	270	713	839
Purchases of investments:
Fixed maturities	(3,325)	(2,914)	(3,733)	(2,118)	(2,700)	(3,005)	(3,299)	(2,605)	(12,090)	(11,609)
Equity securities	(8)	(14)	(9)	(18)	(12)	(14)	(10)	(15)	(49)	(51)
Real estate investments	(6)	(63)	(47)	(7)	(7)	(13)	(10)	(18)	(123)	(48)
Other investments	(168)	(107)	(114)	(145)	(162)	(128)	(132)	(158)	(534)	(580)
Net sales (purchases) of short-term securities	(134)	567	(1,215)	456	85	596	(816)	(64)	(326)	(199)
Securities transactions in course of settlement	305	(122)	(80)	(216)	291	170	50	(532)	(113)	(21)
Acquisitions, net of cash acquired	—	—	—	(13)	—	—	—	—	(13)	—
Other	(90)	(88)	(44)	(82)	(79)	(75)	(86)	(104)	(304)	(344)
Net cash provided by (used in) investing activities	474	291	(1,256)	808	(146)	55	(1,043)	(326)	317	(1,460)

The Travelers Companies, Inc. Statement of Cash Flows - Preliminary (Continued) ($ in millions)

									YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q	4Q
	2015	2015	2015	2015	2016	2016	2016	2016	2015	2016

Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(600)	(800)	(750)	(1,000)	(550)	(550)	(550)	(750)	(3,150)	(2,400)
Treasury stock acquired - net employee share-based compensation	(71)	(1)	(1)	(1)	(59)	—	(12)	(1)	(74)	(72)
Dividends paid to shareholders	(177)	(192)	(188)	(182)	(180)	(195)	(194)	(188)	(739)	(757)
Payment of debt	—	—	—	(400)	—	(400)	—	—	(400)	(400)
Issuance of debt	—	—	392	—	—	491	—	—	392	491
Issuance of common stock - employee share options	90	27	25	41	64	65	35	168	183	332
Excess tax benefits from share-based payment arrangements (1)	27	4	11	13	—	—	—	—	55	—
Net cash used in financing activities	(731)	(962)	(511)	(1,529)	(725)	(589)	(721)	(771)	(3,733)	(2,806)

Effect of exchange rate changes on cash	(8)	4	(5)	(3)	2	(5)	(2)	(4)	(12)	(9)

Net increase (decrease) in cash	(66)	9	27	36	(19)	(96)	4	38	6	(73)
Cash at beginning of period	374	308	317	344	380	361	265	269	374	380
Cash at end of period	$308	$317	$344	$380	$361	$265	$269	$307	$380	$307

Income taxes paid	$126	$471	$285	$325	$63	$404	$181	$244	$1,207	$892
Interest paid	$34	$149	$34	$148	$42	$138	$43	$135	$365	$358

(1)  In connection with the Company’s adoption of the new accounting standard related to Improvements to Employee Share-Based Payment Accounting in the first quarter of 2016, cash flows related to taxes on share-based payments are included in net income as an operating activity rather than being reported separately as a financing activity.

The Travelers Companies, Inc. Financial Supplement - Fourth Quarter 2016 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax, and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from a variety of events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis and volcanic eruptions. Catastrophes can also result from a terrorist attack (including those involving nuclear, biological, chemical or radiological events), explosions, infrastructure failures or as a consequence of political instability. Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount. Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence. A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Combined ratio excluding the incremental impact of the direct to consumer initiative is the combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business and International Insurance - Business and International Insurance offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States and in Canada, as well as in the United Kingdom, the Republic of Ireland, Brazil and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows: Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, and Excess Casualty; National Accounts; First Party including National Property, Inland Marine, Ocean Marine and Boiler & Machinery; Specialized Distribution including Northland, National Programs, and Agribusiness; and International.  As of January 1, 2016, Global Partner Services, which had previously been included in Middle Market, is now being included in International.  Financial data for all periods presented has been restated to be consistent with the 2016 presentation.  Business and International Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance - Bond & Specialty Insurance provides surety, crime, management and professional liability, and cyber risk coverages and related risk management services to a wide range of primarily domestic customers, utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.

Personal Insurance - Personal Insurance writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.